Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002, U.S.C. SECTION 1350

I, Martyn Wade, Chief Executive Officer of Grindrod Shipping Holdings Ltd. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2019

By:	/s/ Martyn Wade
	Name:	Martyn Wade
	Title:	Chief Executive Officer